UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017
Commission file number 001-11625
Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF, United Kingdom
(Address of principal executive offices)
Registrant's telephone number, including area code: 44-207-374-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this Chapter) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement
On May 26, 2017, Pentair plc (the “Company”) settled the previously announced cash tender offer (the “Tender Offer”) pursuant to which Pentair Finance S.A. (“PFSA”) and Pentair, Inc., both wholly-owned subsidiaries of the Company, accepted for purchase certain series of their respective outstanding notes as specified in the table below.

Title of Security	Principal Amount Accepted for Purchase	Principal Amount Outstanding After Tender Offer
5.000% Senior Notes due 2021 (“PFSA 2021 Notes”)	$304,671,000	$68,355,000
5.000% Senior Notes due 2021 (“Pentair, Inc. 2021 Notes”)	$91,482,000	$35,492,000
4.650% Senior Notes due 2025 (“2025 Notes”)	$230,670,000	$19,330,000
3.625% Senior Notes due 2020 (“2020 Notes”)	$326,019,000	$73,981,000
3.150% Senior Notes due 2022 (“2022 Notes”)	$461,743,000	$88,257,000
2.900% Senior Notes due 2018	$244,698,000	$255,302,000
Total	$1,659,283,000	$540,717,000
Concurrently with the Tender Offer, PFSA and Pentair, Inc. solicited and received the requisite consents (the “Consents”) from the holders of the PFSA 2021 Notes, Pentair Inc. 2021 Notes, 2025 Notes, 2020 Notes and 2022 Notes to enter into amendments to the indentures governing each of the PFSA 2021 Notes, Pentair Inc. 2021 Notes, 2025 Notes, 2020 Notes and 2022 Notes to modify or eliminate substantially all of the restrictive covenants, certain events of default and related provisions contained in each applicable indenture.

As a result of the receipt of Consents, on May 26, 2017, (i) the Company, PFSA, Pentair Investments Switzerland GmbH (“Pentair Investments”) and Wells Fargo Bank, National Association (“Wells Fargo”), as trustee, entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), which amended certain provisions of the senior indenture (the “2012 Base Indenture”), dated as of September 24, 2012, supplemented by that certain fifth supplemental indenture (the “2012 Base Fifth Supplemental Indenture”), dated as of December 18, 2012, and that certain second supplemental indenture (the “2012 Base Second Supplemental Indenture”), dated as of September 24, 2012, (ii) the Company, Pentair, Inc., Pentair Investments and Wells Fargo, as trustee, entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”), which amended certain provisions of the senior indenture (the “2011 Base Indenture”), dated as of May 2, 2011, supplemented by that certain First Supplemental Indenture (the “Pentair, Inc. First Supplemental Indenture”), dated as of May 9, 2011, and (iii) the Company, PFSA, Pentair Investments and U.S. Bank National Association (“U.S. Bank”), as trustee, entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), which amended certain provisions of the senior indenture (the “2015 Base Indenture”), dated as of September 16, 2015, supplemented by that certain third supplemental indenture (the “2015 Base Third Supplemental Indenture”), dated as of September 16, 2015, and that certain second supplemental indenture (the “2015 Base Second Supplemental Indenture”), dated as of September 16, 2015.

The Seventh Supplemental Indenture, which modified the terms of the PFSA 2021 Notes and 2022 Notes only, amended (i) the 2012 Base Indenture with respect to the PFSA 2021 Notes and 2022 Notes only to delete (A) Section 4.04 (Statement by Officers as to Default), (B) Section 5.03 (Reports by the Company), (C) Section 6.01(a)(4) and Section 6.01(a)(8) (Events of Default) and (D) Section 10.01 (Consolidation, Merger and Sale of Assets), and (ii) each of the 2012 Base Fifth Supplemental Indenture and the 2012 Base Second Supplemental Indenture to delete (A) Section 1.3 (Additional Covenants), and (B) Section 1.4 (Additional Events of Default). The Seventh Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The description of the Seventh Supplemental Indenture in this report is a summary only and is qualified in its entirety by the terms of the Seventh Supplemental Indenture.

The Sixth Supplemental Indenture, which modified the terms of the Pentair, Inc. 2021 Notes, amended (i) the 2011 Base Indenture to delete (A) Section 3.5 (Compliance Certificate), (B) Section 3.6 (Statement by Officers as to Default), (C) Section 4.1 (Merger, Consolidation or Sale of Assets), (D) Section 6.1(3) and Section 6.1(4) (Events of Default), (E) Section 10.6 (Guarantors May Consolidate, etc. on Certain Terms), and (ii) the Pentair, Inc. First Supplemental Indenture to delete (A) Section 4.01 (Change of Control), and (B) Section 6.03 (Future Guarantors). The Sixth Supplemental Indenture is filed herewith as Exhibit 4.2 and is incorporated herein by reference. The description of the Sixth Supplemental Indenture in this report is a summary only and is qualified in its entirety by the terms of the Sixth Supplemental Indenture.

The Fifth Supplemental Indenture, which modified the terms of the 2020 Notes and 2025 Notes only, amended (i) the 2015 Base Indenture with respect to the 2020 Notes and 2025 Notes only to delete (A) Section 4.04 (Statement by Officers as to Default), (B) Section 5.03 (Reports by the Company), (C) Section 6.01(a)(4) (Events of Default) and (D) Section 10.01 (Consolidation,

Merger and Sale of Assets), and (ii) each of 2015 Base Third Supplemental Indenture and the 2015 Base Second Supplemental Indenture to delete (A) Section 1.3 (Additional Covenants), and (B) Section 1.5 (Additional Events of Default). The Fifth Supplemental Indenture is attached hereto as Exhibit 4.3 and is filed herewith by reference. The description of the Fifth Supplemental Indenture in this report is a summary only and is qualified in its entirety by the terms of the Fifth Supplemental Indenture.
ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable.

(d)	Exhibits
The following exhibit is being filed herewith:

Exhibit	Description
4.1	Seventh Supplemental Indenture, dated as of May 26, 2017, among Pentair Finance S.A., Pentair plc, Pentair Investments Switzerland GmbH and Wells Fargo Bank, National Association as trustee.
4.2	Sixth Supplemental Indenture, dated as of May 26, 2017, among Pentair, Inc., Pentair plc, Pentair Investments Switzerland GmbH and Wells Fargo Bank, National Association, as trustee.
4.3	Fifth Supplemental Indenture, dated as of May 26, 2017, among Pentair Finance S.A., Pentair plc, Pentair Investments Switzerland GmbH and U.S. Bank National Association, as trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 31, 2017.

PENTAIR PLC
Registrant

By	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary

PENTAIR PLC
Exhibit Index to Current Report on Form 8-K
Dated May 31, 2017

Exhibit Number	Description
4.1	Seventh Supplemental Indenture, dated as of May 26, 2017, among Pentair Finance S.A., Pentair plc, Pentair Investments Switzerland GmbH and Wells Fargo Bank, National Association as trustee.
4.2	Sixth Supplemental Indenture, dated as of May 26, 2017, among Pentair, Inc., Pentair plc, Pentair Investments Switzerland GmbH and Wells Fargo Bank, National Association, as trustee.
4.3	Fifth Supplemental Indenture, dated as of May 26, 2017, among Pentair Finance S.A., Pentair plc, Pentair Investments Switzerland GmbH and U.S. Bank National Association, as trustee.